                                                                 Exhibit 10.10

                               THERMA-WAVE, INC.

                           EXECUTIVE STOCK AGREEMENT
                           -------------------------


          THIS EXECUTIVE STOCK AGREEMENT (this "Agreement") is made and entered
                                                ---------
into as of May 16, 1997 by and between Therma-Wave, Inc., a Delaware corporation

(the "Company"), and Anthony W. Lin ("Executive").
      -------                         ---------

          The Company and Executive desire to enter into this Agreement pursuant to which (i) the Company will issue to Executive 40,588 shares of the Company's Class A Common Stock, par value $.01 per share (the "Class A Common") and 4,510
                                                     --------------
shares of the Company's Class L Common Stock, par value $.01 per share (the "Class L Common"), (ii) the Company will issue to Executive 127,656 shares of
 --------------
the Company's Class B Common Stock, par value $.01 per share (the "Class B
                                                                   -------
Common") and (iii) pursuant to the Company's 1997 Stock Purchase and Option
------
Plan, a copy of which is attached hereto as Exhibit A (the "Plan"), the Company
                                            ---------       ----
will grant to Executive options (collectively, the "Management Options," and
                                                    ------------------
each, a "Management Option") to acquire an aggregate of 127,656 shares of Class
         -----------------
A Common, which options will be divided into five tranches (collectively, the "Tranches"); the first tranche ("Tranche 1") will consist of Management Options
 --------                         ---------
to acquire 25,531.2 shares of Class A Common at an exercise price of $8.93 per share; the second tranche ("Tranche 2") will consist of Management Options to
                            ---------
acquire 25,531.2 shares of Class A Common at an exercise price of $ 10.68 per share; the third tranche ("Tranche 3") will consist of Management Options to
                           ---------
acquire 25,531.2 shares of Class A Common at an exercise price of $12.43 per share; the fourth tranche ("Tranche 4") will consist of Management Options to
                            ---------
acquire 25,531.2 shares of Class A Common at an exercise price of $14.18 per share; and the fifth tranche ("Tranche 5") will consist of Management Options to
                               ---------
acquire 25,531.2 shares of Class A Common at an exercise price of $ 15.89 per share. Capitalized terms used herein and not otherwise defined are defined in
Section 12 hereof.

          The parties hereto agree as follows:

                          STOCK AND OPTION PROVISIONS

          1.   Purchase and Sale of Stock.
               --------------------------

          (a) Upon execution of this Agreement, Executive will purchase, and the Company will sell, 40,588 shares of Class A Common at a price of $0.235 per share and 4,510 shares of Class L Common at a price of $19.085 per share (collectively, the "Rollover Stock"), for an aggregate purchase price of
                    --------------
$95,611.53. The Company will deliver to Executive certificates representing the Rollover Stock, and, upon receipt of such certificates, Executive will deliver to the Company $95,611.53 by delivery of a certified check or wire transfer of funds.


          (b) On or prior to April 15, 1998, at the Executive's request the Company shall loan to Executive an amount equal to all federal, state and local taxes required to be paid by Executive as a result of payments on the date hereof to Executive by Toray Industries, Inc. pursuant to the Agreement, dated as of January 25, 1996, among Toray Industries, Inc., Executive and other key employees listed therein in connection with the Company's recapitalization in exchange for the issuance by Executive to the Company of a promissory note in the form of Exhibit B attached hereto (the
                                            ---------
"Rollover Stock Note"). Executive's obligations under the Rollover Stock Note
 -------------------
will be secured by a pledge of all of the Rollover Stock, and in connection therewith Executive will enter into a pledge agreement in the form of Exhibit C
                                                                      ---------
attached hereto.

          (c) Immediately after the closing of the transactions contemplated by the Recapitalization Agreement, dated as of December 18, 1996, among the Company, Sellers and Purchaser (each as defined therein), Executive will purchase, and the Company will sell, 127,656 shares of Class B Common (the "Time Vesting Stock"), at a price of $0.235 per share for an aggregate purchase
 ------------------
price of $29,999.16. The Company will deliver to Executive certificates representing the Time Vesting Stock, and, upon receipt of such certificates, Executive will deliver to the Company $1,276.56 by delivery of a check or wire transfer of funds and a promissory note in the form of Exhibit D attached
                                                       ---------
hereto in the aggregate principal amount of $28,722.60 (the "Time Vesting Stock
                                                             ------------------
Note").  Executive's obligations under the Time Vesting Stock Note will be
----
secured by a pledge of all of the Time Vesting Stock, and in connection therewith Executive will enter into a pledge agreement in the form of Exhibit E
                                                                      ---------
attached hereto.

          (d)  Section 83(b) Election.  Within 30 days after the date hereof,
               ----------------------
the Executive will make an effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, in the form of Exhibit F attached hereto.
                                                   ---------

          (e)  Vesting of Time Vesting Stock.  Subject to the provisions of
               -----------------------------
subsection 1(f), on each date set forth below the Time Vesting Stock will have become vested with respect to the cumulative percentage of Time Vesting Stock set forth opposite such date if Executive is, and has been, continuously employed by the Company or its Subsidiaries from the date of this Agreement through such date:


                                                 Cumulative
                                             Percentage of Time
                          Date              Vesting Stock Vested
                          ----              --------------------

                       May 16, 1998                 20%

                       May 16, 1999                 40%

                       May 16, 2000                 60%

                       May 16, 2001                 80%

                       May 16, 2002                100%


provided that upon the occurrence of a Sale of the Company, all of the Time Vesting Stock will immediately vest. The shares of the Time Vesting Stock which have vested as set forth above will be hereafter referred to as "Vested Time
                                                                 -----------
Vesting Stock" and the shares of the Time Vesting Stock which have not vested
-------------
will be hereafter referred to as "Unvested Time Vesting Stock."
                                  ---------------------------

          (f)  No Vesting After Termination Date.  Notwithstanding any
               ---------------------------------
provision of subsection 1(e) to the contrary, none of the Time Vesting Stock will become Vested Time Vesting Stock on or after the Termination Date. All shares of the Time Vesting Stock which have become Vested Time Vesting Stock prior to the Termination Date will remain Vested Time Vesting Stock after the Termination Date.

          2.   Management Options and Management Option Shares.
               -----------------------------------------------

          (a)  Management Options Grant.  The Company hereby grants to
               ------------------------
Executive, pursuant to the Plan, Management Options to purchase an aggregate of 127,656 shares of Class A Common ("Management Option Shares"). Tranche 1 will
                                   ------------------------
consist of Management Options to purchase 25,531.2 Management Option Shares at an exercise price of $8.93 per share (the "Tranche 1 Exercise Price"); Tranche 2
                                           ------------------------
will consist of Management Options to purchase 25,531.2 Management Option Shares at an exercise price of $10.68 per share (the "Tranche 2 Exercise
                                                      ------------------
Price"); Tranche 3 will consist of Management Options to purchase 25,531.2
-----
Management Option Shares at an exercise price of $12.43 per share (the "Tranche
                                                                        -------
3 Exercise Price"); Tranche 4 will consist of Management Options to purchase
----------------
25,531.2 Management Option Shares at an exercise price of $14.18 per share (the "Tranche 4 Exercise Price"); and Tranche 5 will consist of Management Options to
 ------------------------
purchase 25,531.2 Management Option Shares at an exercise price of $15.89 per share (the "Tranche 5 Exercise Price"). The Tranche 1 Exercise Price, the
            ------------------------
Tranche 2 Exercise Price, the Tranche 3 Exercise Price, the Tranche 4 Exercise Price, and the Tranche 5 Exercise Price are collectively referred to herein as "Management Option Prices" and individually as a "Management Option Price".
 -------------------------                         -----------------------
With respect to each Tranche, the Management Option Price and the number of Management Option Shares will be equitably adjusted for any stock split, stock dividend, reclassification or recapitalization of the Company which occurs subsequent to the date of this Agreement. The Management Options will be immediately exercisable and, subject to earlier expiration as provided in subsection 2(b) below, will expire on the Expiration Date. Each Tranche may be exercised separately; provided that each Tranche may only be exercised in whole and not in part. The Management Options are not intended to be "incentive stock options" within the meaning of Section 422A of the Code.

          (b)  Expiration Upon Termination of Employment.  Any Management
               -----------------------------------------
Options which have not been exercised prior to the Termination Date will expire on the earlier of (i) 90 days after the Termination Date and (ii) the Expiration Date and may not be exercised thereafter under any circumstance.

          (c)  Procedure for Exercise.  At any time after the earlier of (i)
               ----------------------
six months after the date hereof and (ii) the effective date of a registration statement with respect to the Company's debt securities under the 1933 Act and prior to the Expiration Date, Executive may exercise all or a portion of the Management Options which have not expired pursuant to subsection 2(b) above by delivering written notice of exercise to the Company, together with (i) a written acknowledgment that Executive has read and has been afforded an opportunity to ask questions of members of the Company's management regarding all financial and other information provided to Executive regarding the Company and (ii) (x) a certified check or wire transfer of funds in an amount equal to the par value of the Management Option Shares being purchased (the "Cash
                                                                    ----
Amount") and (y) a promissory note in the form of Exhibit G attached hereto (an
------                                            ---------
"Option Note") in the aggregate principal amount equal to the aggregate
 -----------
Management Option Prices (calculated with respect to each Tranche based on the number of Management Option Shares of such Tranche to be acquired by Executive and the Management Option Price for such Tranche) for the Tranche(s) being
exercised less the Cash Amount.   Executive's obligations under the Option Note
will be secured by a pledge of all of the Management Option Shares, and in connection therewith Executive will enter into a pledge agreement in the form of Exhibit H attached hereto. As a condition to any exercise of the Management Options, Executive will permit the Company to deliver to him all financial and other information regarding the Company and its Subsidiaries which it believes necessary to enable Executive to make an informed investment decision.

          (d)  Non-Transferability of Management Options.  The Management
               -----------------------------------------
Options are personal to Executive and are not transferable by Executive except pursuant to the laws of descent or distribution. Only Executive or his legal guardian or representative may exercise the Management Options.

          (e)  Vesting of Management Option Shares. The Management Option
               -----------------------------------
Shares will become vested (regardless of whether the corresponding Management Options have been exercised) on the fifth anniversary of the date hereof if Executive is, and has been, continuously employed by the Company or its Subsidiaries from the date of this Agreement through such date; provided that all of the outstanding Management Option Shares will become vested upon the occurrence of a Sale of the Company. The Management Option Shares which have vested as set forth above will be hereafter referred to as "Vested Management
                                                            -----------------
Option Shares" and the Management Option Shares which have not vested will be
-------------
hereafter referred to as "Unvested Management Option Shares."
                          ---------------------------------

          (f)  No Vesting After Termination Date.  Notwithstanding any
               ---------------------------------
provision of subsection 2(e) to the contrary, none of the Unvested Management Option Shares will become Vested Management Option Shares after the Termination Date. All Management Option Shares which have become Vested Management Option Shares prior to the Termination Date will remain Vested Management Option Shares after the Termination Date.

          (g)  Section 83(b) Election.  Within 30 days after the exercise of
               ----------------------
any Management Options, the Executive will make an effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, in the form of
Exhibit I attached hereto.
---------

          3.   Representations and Warranties; Acknowledgments.
               -----------------------------------------------

          (a)  Representations and Warranties by Executive.  In connection with
               -------------------------------------------
the purchase and sale of Executive Stock hereunder, Executive represents and warrants to the Company that:

               (i) The shares of Executive Stock to be acquired by Executive pursuant to this Agreement will be acquired for Executive's own account and not with a view to, or intention of, distribution thereof in violation of the 1933 Act or any applicable state securities laws, and the shares of Executive Stock will not be disposed of in contravention of the 1933 Act or any applicable state securities laws.

               (ii) Executive is an executive officer of the Company or its Subsidiaries, is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in Executive Stock.

               (iii) Executive is able to bear the economic risk of his investment in Executive Stock for an indefinite period of time because Executive Stock has not been registered under the 1933 Act and, therefore, cannot be sold unless subsequently registered under the 1933 Act or an exemption from such registration is available.

               (iv) Executive has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Executive Stock and has had full access to such other information concerning the Company and its Subsidiaries as he has requested. Executive has reviewed, or has had an opportunity to review, a copy of the Recapitalization Agreement and the persons listed on the signature pages thereto, and Executive is familiar with the transactions contemplated thereby. Executive also has reviewed, or has had an opportunity to review, the Company's Certificate of Incorporation and the Company's Bylaws and any credit agreements, notes and related documents to which the Company is a party.

               (v) This Agreement constitutes the legal, valid and binding obligation of Executive, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by Executive does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Executive is a party or any judgment, order or decree to which Executive is subject.

          (b)  Acknowledgment by Executive.  As an inducement to the Company to
               ---------------------------
     sell the Executive Stock to Executive, and as a condition thereto, Executive acknowledges and agrees that:

               (i) the Company will have no duty or obligation to disclose to Executive, and Executive will have no right to be advised of, any material information regarding the Company or its Subsidiaries at any time prior to, upon or in connection with the repurchase of Executive Stock as provided hereunder; and

               (ii) subject to any employment agreement between Executive and the Company or applicable law, neither the issuance of Executive Stock to Executive nor any provision contained herein will entitle Executive to remain in the employment of the Company or its Subsidiaries or affect the right of the Company to terminate Executive's employment at any time for any reason.

          4.   Repurchase Option.
               -----------------

          (a)  Repurchase Option. If the Termination Date occurs, the Executive
               -----------------
Stock, whether held by Executive or one or more transferees, will be subject to repurchase by the Company and the Bain Group (each of the aforementioned, solely at their option) pursuant to the terms and conditions set forth in, and to the extent described in, this Section 4 (the "Repurchase Option").
                                          -----------------

          (b)  Repurchase Price.  In the event the Termination Date occurs, (i)
               ----------------
the outstanding Unvested Management Option Shares will be subject to the Repurchase Option at a price per share equal to the Original Cost thereof, (ii) the Unvested Time Vesting Stock will be subject to the Repurchase Option at a price per share equal to the Original Cost thereof, (iii) the outstanding Vested Management Option Shares will be subject to the Repurchase Option at a price per share equal to the Fair Market Value thereof as of the Termination Date, (iv) the Vested Time Vesting Stock will be subject to the Repurchase Option at a price per share equal to the Fair Market Value thereof as of the Termination Date and (v) the Rollover Stock will be subject to the Repurchase Option at a price per share equal to the Fair Market Value thereof as of the Termination Date; provided that, if the Company has consummated a Public Offering prior to the Termination Date, none of the Rollover Stock, the Vested Management Option Shares or the Vested Time Vesting Shares will be subject to the Repurchase Option.

          (c)  Repurchase Procedures.  The Repurchase Option is exercisable by
               ---------------------
the Company delivering written notice (the "Repurchase Notice") to the holder or
                                            -----------------
holders of each Class of Executive Stock within 180 days after the Termination Date. The Repurchase Notice will set forth the number of shares of each Class of Executive Stock to be acquired from such holder(s), the aggregate consideration to be paid for such holder's shares of each such Class of Executive Stock and the time and place for the closing of the transaction. If any shares of any Class of Executive Stock are held by any transferees of Executive, the Company will purchase the shares of such Class elected to be purchased from such holder(s) of Executive Stock, pro rata according to the number of shares of such Class of Executive Stock held by such holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest share).

          (d)  Bain Group's Rights.
               -------------------

               (i) If for any reason the Company does not elect to purchase all of the shares of Executive Stock pursuant to the Repurchase Option prior to the 180th day following the Termination Date, the Bain Group will be entitled to exercise the Repurchase Option, in the manner set forth in this Section 4, for those shares of each Class of Executive Stock the Company has not elected to purchase (the "Available Shares"); provided that the Bain Group will not be
               ----------------
entitled to exercise the Repurchase Option with respect to any Unvested Management Option Shares or

Unvested Time Vesting Stock unless the Company is legally or contractually prohibited from repurchasing such stock. As soon as practicable, but in any event within thirty (30) days after the Company determines that there will be any Available Shares, the Company will deliver written notice (the "Option
                                                                    ------
Notice") to the Bain Group setting forth the number of each Class of Available
------
Shares and the price for each Available Share.

               (ii) Each member of the Bain Group initially will be permitted to purchase its pro rata share (based upon the number of shares of Common Stock then held by such member of the Bain Group) of each Class of the Available Shares. Each member of the Bain Group may elect to purchase any number of any Class of the Available Shares (subject to the preceding sentence) by delivering written notice to the Company within 30 days after receipt of the Option Notice from the Company (such 30-day period being referred to herein as the "Election
                                                                      --------
Period").
------

               (iii) As soon as practicable but in any event within five (5) days after the expiration of the Election Period, the Company will, if necessary, notify the members of the Bain Group electing to purchase Available Shares of any Class of Available Shares which the members of the Bain Group have elected not to purchase and each of the electing members of the Bain Group will be entitled to purchase the remaining Available Shares on the same terms as described above (the "Second Option Notice"); provided that if in the aggregate
                      --------------------
such members of the Bain Group elect to purchase more than the remaining Available Shares of any Class, such remaining Available Shares purchased by each such member of the Bain Group of such Class will be reduced on a pro rata basis based upon the number of shares of Common Stock then held by such member of the Bain Group. Each member of the Bain Group may elect to purchase any of the remaining Available Shares available to such member of the Bain Group by delivering written notice to the Company within 10 days after the delivery of the Second Option Notice (with such 10-day period referred to herein as the "Second Election Period").
 ----------------------

               (iv) As soon as practicable but in any event within five (5) days after the expiration of the Election Period or the Second Election Period (if any) the Company will, if necessary, notify the holder(s) of Executive Stock as to the number of shares of each Class of such Executive Stock being purchased from the holder(s) by the members of the Bain Group (the "Supplemental
                                                          ------------
Repurchase Notice").  At the time the Company delivers a Supplemental Repurchase
-----------------
Notice to the holder(s) of such Executive Stock, the Company will also deliver to each electing member of the Bain Group written notice setting forth the number of shares of each Class of Executive Stock the Company and each member of the Bain Group will acquire, the aggregate purchase price to be paid and the time and place of the closing of the transaction.

          (e)  Closing.  The closing of the transactions contemplated by this
               -------
Section 4 will take place on the date designated by the Company in the Repurchase Notice or the Supplemental Repurchase Notice, as the case may be, which date will not be more than 90 days after the delivery of such notice. The members of the Bain Group will pay for any shares of Applicable Stock to be purchased by such members of the Bain Group pursuant to the Repurchase Option by delivery of a check payable to the holder of such shares of Applicable Stock. The Company will pay for any shares of Applicable Stock to be purchased by the Company pursuant to the Repurchase Option (if any) first, to the extent of any
                                                   -----
amounts owed to the Company under the Rollover Stock Note, the

Time Vesting Stock Note and/or the Option Note, as the case may be, used to purchase the shares of Applicable Stock being repurchased, by offsetting such amounts and second, the Company shall pay the remaining portion of the purchase
            ------
price by delivery of (i) a check payable to the holder of such shares of Applicable Stock or (ii) a note or notes payable in three equal annual installments beginning on the first anniversary of the closing of such purchase and bearing interest at a rate per annum equal to 7%, or (iii) a combination of
(i) and (ii) in the aggregate amount of such remaining portion. Any notes issued by the Company pursuant to this subsection 4(e) will be subject to any restrictive covenants to which the Company is subject at the time of such purchase. Notwithstanding anything to the contrary contained in this Agreement, all repurchases of shares of Executive Stock by the Company will be subject to applicable restrictions contained in the Delaware General Corporation Law and in the Company's and its Subsidiaries' debt and equity financing agreements. If any such restrictions prohibit the repurchase of shares of Executive Stock hereunder which the Company is otherwise entitled to make, the Company may make such repurchases as soon as it is permitted to do so under such restrictions; provided, however, that in such circumstances any such repurchases for Fair Market Value shall be for the greater of (i) the Fair Market Value on the date such restrictions lapse and (ii) the Fair Market Value on the Termination Date. The Company and/or the members of the Bain Group, as the case may be, will receive customary representations and warranties from each seller regarding the sale of the shares of Executive Stock, including, but not limited to, the representation that such seller has good and marketable title to such shares of Executive Stock to be transferred free and clear of all liens, claims and other encumbrances.

          (f)  Termination of Repurchase Option.  The provisions of this
               --------------------------------
Section 4 will terminate upon a Sale of the Company.

          5.   Restrictions on Transfer of Executive Stock.
               -------------------------------------------

          (a)  Transfer of Executive Stock.  Executive will not sell, pledge,
               ---------------------------
transfer or otherwise dispose of (a "Transfer") any interest in any shares of
                                     --------
Executive Stock, except pursuant to the provisions of Sections 4, 5(b), 6, 7 and 8 hereof.

          (b)  Certain Permitted Transfers.  The restrictions contained in this
               ---------------------------
Section 5 will not apply with respect to Transfers of shares of Executive Stock
(i) pursuant to applicable laws of descent and distribution, (ii) among Executive's Family Group, or (iii) at such times as the Investors sell shares of Common Stock in a Public Offering, but in the case of this clause (iii) only to the extent of the lesser of (x) the number of vested shares of Executive Stock held by Executive and (y) the number of shares of Executive Stock held by Executive multiplied by a fraction, the numerator of which is the number of shares of Common Stock sold by the Investors in such Public Offering and the denominator of which is the total number of shares of Common Stock held by the Investors immediately prior to the initial Public Offering; provided that if any Other Executives are permitted but do not elect to Transfer any vested shares of Other Executive Stock pursuant to the applicable Other Executive Stock Agreement (the aggregate amount of such shares not Transferred being "Excess Shares"),
                                                            -------------
then the number of vested shares of Executive Stock permitted to be Transferred pursuant to clause (y) above will be increased by the result of the number of Excess Shares multiplied by a fraction, the numerator of which is the number of vested shares of Executive Stock held by Executive and the denominator of which is the aggregate number of vested shares of

Executive Stock and Other Executive Stock held by Executive and all Other Executives electing to transfer additional vested shares of Other Executive Stock pursuant to similar provisions of the applicable Other Executive Stock Agreement; and provided, further, that the restrictions contained in this
Section 5 will continue to be applicable to the shares of Executive Stock after any Transfer of the type referred to in clause (i) or (ii) and the transferees of such shares of Executive Stock will agree in writing to be bound by the provisions of this Agreement. Any transferee of Executive Stock pursuant to a transfer in accordance with the provisions of this Section 5(b) is herein referred to as a "Permitted Transferee." Upon the transfer of Executive Stock
                  --------------------
pursuant to this Section 5(b), Executive will deliver a written notice (a "Transfer Notice") to the Company. In the case of a Transfer pursuant to clause
 ---------------
(i) or (ii) hereof, the Transfer Notice will disclose in reasonable detail the identity of the Permitted Transferee(s).

          (c)  Termination of Transfer Restrictions. The provisions of this
               ------------------------------------
Section 5 will terminate upon the earlier of (i) a Sale of the Company and (ii) the eighth anniversary of the date hereof.

          6.   Participation Rights.
               --------------------

          (a) At least 30 days prior to any Transfer of Common Stock by an Investor (other than a Transfer among the Investors, their partners or affiliates or to an employee of the Company or its Subsidiaries), the transferring Investor will deliver a Transfer Notice to the Company, Executive and all other holders of such class of Common Stock that have been granted participation rights similar to the participation rights granted herein (Executive and such other holders of Common Stock with participation rights collectively referred to as the "Other Stockholders"), specifying in reasonable
                                 ------------------
detail the identity of the prospective transferee(s) and the terms and conditions of the Transfer. Notwithstanding the restrictions contained in this
Section 6, the Other Stockholders may elect to participate in the contemplated Transfer by delivering written notice to the transferring Investor within 10 days after delivery of the Transfer Notice. If any Other Stockholders elect to participate in such Transfer, each of the transferring Investor and such Other Stockholders will be entitled to sell in the contemplated Transfer, at the same price and on the same terms, a number of shares of such class of Common Stock equal to the product of (i) the quotient determined by dividing the number of shares of such class of Common Stock owned by such person by the aggregate number of shares of such class of Common Stock owned by the transferring Investor and the Other Stockholders participating in such sale and (ii) the number of shares of such class of Common Stock to be sold in the contemplated Transfer. Notwithstanding the foregoing, in the event that the transferring Investor intends to Transfer shares of more than one class of Common Stock, the Other Stockholders participating in such Transfer will be required to sell in the contemplated Transfer a pro rata portion of shares of all such classes of Common Stock, which portion will be determined in the manner set forth immediately above.

          For example (by way of illustration only), if the Transfer Notice
          -----------------------------------------
          contemplated a sale of 100 shares of Class L Common by the transferring Investor, and if the transferring Investor at such time owns 30% of the Class L Common and if one Other Stockholder elects to participate and owns 20% of the Class L Common, the transferring Investor would be entitled to sell 60 shares (30%/50% x 100 shares) and the Other Stockholder would be entitled to sell 40 shares (20%/50% x 100 shares).

          (b) The transferring Investor will use reasonable efforts to obtain the agreement of the prospective transferee(s) to the participation of the Other Stockholders who have elected to participate in any contemplated Transfer, and the transferring Investor will not Transfer any of its shares of Common Stock to the prospective transferee unless (A) the prospective transferee agrees to allow the participation of the Other Stockholders or (B) simultaneously with such Transfer, the transferring Investor purchases the number of shares of such class of Common Stock from the Other Stockholders who have elected to participate which Other Stockholders would have been entitled to sell pursuant to this
Section 6.

          (c) The provisions of this Section 6 will terminate upon the first to occur of (i) a Sale of the Company and (ii) a Public Offering.

          7.   Additional Restrictions on Transfer.
               -----------------------------------

          (a) The certificates representing shares of Executive Stock will bear the following legend:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN AN EXECUTIVE STOCK AGREEMENT BETWEEN THE ISSUER (THE "COMPANY") AND AN EMPLOYEE OF THE COMPANY DATED AS OF MAY 16, 1997, A COPY OF WHICH MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

          (b) No holder of Executive Stock may Transfer any Executive Stock (except pursuant to an effective registration statement under the 1933 Act) without first delivering to the Company an opinion of counsel reasonably acceptable in form and substance to the Company (which counsel will be reasonably acceptable to the Company) that registration under the 1933 Act is not required in connection with such Transfer.

        8.  Definition of Executive Stock.  For all purposes of this Agreement,
            -----------------------------
Executive Stock will continue to be Executive Stock in the hands of any holder other than Executive (except for the Company, the Investors, purchasers pursuant to an offering registered under the 1933 Act or purchasers pursuant to a Rule 144 transaction (other than a Rule 144(k) transaction occurring prior to the time the Company is a Public Company) and subsequent transferees), and each such other holder of Executive Stock will succeed to all rights and obligations attributable to Executive as a holder of Executive Stock hereunder. Executive Stock will also include shares of the Company's capital stock issued with respect to shares of Executive Stock by way of a stock split, stock dividend or other recapitalization.

        9.  Sale of the Company
            -------------------

        (a)  If the holders of a majority of the shares of Common Stock held by the Bain Group approve a sale of all or substantially all of the Company's assets determined on a consolidated basis or a sale of all (or, for accounting, tax or other reasons, substantially all) of the Company's outstanding capital stock (whether by merger, recapitalization, consolidation, reorganization, combination or otherwise) to an Independent Third Party or group of Independent Third Parties (each such sale, an "Approved Sale"), each holder of Executive
                                   -------------
Stock will vote for, consent to and raise no objections against such Approved Sale. If the Approved Sale is structured as (i) a merger or consolidation, each holder of Executive Stock will waive any dissenters' rights, appraisal rights or similar rights in connection with such merger or consolidation or (ii) sale of stock, each holder of Executive Stock will agree to sell all of his shares of Executive Stock and rights to acquire shares of Executive Stock on the terms and conditions approved by the Board and the holders of a majority of the Common Stock then outstanding. Each holder of Executive Stock will take all necessary or desirable actions in connection with the consummation of the Approved Sale as requested by the Company.

        (b) The obligations of the holders of Common Stock with respect to an Approved Sale of the Company are subject to the satisfaction of the following conditions: (i) upon the consummation of such Approved Sale, each holder of Common Stock will receive the same form of consideration and the same portion of the aggregate consideration that such holders of Common Stock would have received if such aggregate consideration had been distributed by the Company in complete liquidation pursuant to the rights and preferences set forth in the Company's Certificate of Incorporation as in effect immediately prior to such Approved Sale; (ii) if any holders of a class of Common Stock are given an option as to the form and amount of consideration to be received, each holder of such class of Common Stock will be given the same option; and (iii) each holder of then currently exercisable rights to acquire shares of a class of Common Stock will be given an opportunity to exercise such rights prior to the consummation of such Approved Sale and participate in such Approved Sale as holders of such class of Common Stock.

        (c) If the Company or the holders of the Company's securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities Exchange Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), the holders of Executive Stock will, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501) reasonably acceptable to the Company. If any holder of Executive Stock appoints a purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if any holder of Executive Stock declines to appoint the purchaser representative designated by the Company, such holder will appoint another purchaser representative, and such holder will be responsible for the fees of the purchaser representative so appointed.

        (d) Executive and the other holders of Executive Stock (if any) will bear their pro-rata share (based upon the number of shares sold) of the costs of any sale of Executive Stock pursuant to an Approved Sale to the extent such costs are incurred for the benefit of all holders of Common Stock and are not otherwise paid by the Company or the acquiring party. Costs incurred by Executive and the other holders of Executive Stock on their own behalf will not be considered costs of the transaction hereunder.

        (e) The provisions of this Section 9 will terminate upon the consummation of a Public Offering.

        10. Preemptive Rights.
            -----------------

        (a) Except as set forth in subsection (b) below, the Company will not issue, sell or otherwise transfer for consideration to any Investor (an

"Issuance") at any time prior to a Public Offering, any capital stock or debt
 --------
security unless, at least 30 days and not more than 60 days prior to such Issuance, the Company notifies Executive in writing of the Issuance (including the price, the purchasers thereof and the other terms thereof) and grants to Executive, the right (the "Right") to subscribe for and purchase a portion of
                           -----
such additional shares or other securities so issued at the same price and on the same terms as issued in the Issuance equal to the quotient determined by dividing (1) the number of fully diluted shares of Executive Stock held by Executive (other than options to acquire stock from other stockholders of the Company) by (2) the total number of shares of Common Stock outstanding on a fully diluted basis. Notwithstanding the foregoing, if all Persons entitled to purchase or receive such stock or securities are required to also purchase other securities of the Company, if Executive exercises the Right pursuant to this
Section 10 then Executive will also be required to purchase the same strip of securities (on the same terms and conditions) that such other Persons are required to purchase. The Right may be exercised by Executive at any time by written notice to the Company received by the Company within 15 days after receipt by Executive of the notice from the Company referred to above. The closing of the purchase and sale pursuant to the exercise of the Right will occur at least 10 days after the Company receives notice of the exercise of the Right and concurrently with the closing of the Issuance. In the event that the consideration received by the Company in connection with an Issuance is property other than cash, Executive may, at his election, pay the purchase price for such additional shares or other securities in such property or solely in cash. In the event that Executive elects to pay cash, the amount thereof will be determined based on the fair value of the consideration received or receivable by the Company in connection with the Issuance.

        (b) Notwithstanding the foregoing, the Right will not apply to (i) issuances of Common Stock (or securities convertible into or exchangeable for, or options to purchase, Common Stock), pro rata to all holders of Common Stock, as a dividend on, subdivision of or other distribution in respect of, the Common Stock in accordance with the Company's Certificate of Incorporation or (ii) issuances of Common Stock upon conversion of any shares of the Company=s Series A Preferred Stock, or (iii) the issuance of Common Stock (or securities convertible into or exchangeable for, or options to purchase, Common Stock) in connection with the provision by the Investors or their Affiliates of debt financing to the Company or its Subsidiaries.

        (c) The provisions of this Section 10 will terminate upon the consummation of a Public Offering.


        11. Non-Compete; Non-Solicitation.
            -----------------------------

        (a) Executive acknowledges that in the course of his employment with the Company he has become familiar and will become familiar with the Company's trade secrets and with other confidential information concerning the Company and its Subsidiaries and that his services have been and will be of special, unique and extraordinary value to the Company and its Subsidiaries. Therefore, Executive agrees that upon exercise of the Repurchase Option pursuant to Section 4 hereof, in further consideration of the repurchase of Executive Stock in connection therewith, for a period of two years after the Termination Date (the "Noncompete Period"), he will not Compete.
 -----------------

          (b) Sections 6(b)-(g) of the Employment Agreement is hereby incorporated by reference in its entirety.

                                 DEFINITIONS

        12. Definitions.  The following terms are defined as follows:
            ------------

        "1933 Act" means the Securities Act of 1933, as amended from time to
         --------
time.

        "Affiliate" means, with respect to any Person, any other Person who is
         ---------
controlling, controlled by, or under common control with such Person and, in the case of a Person which is a partnership, any partner of such Person.

        "Bain Group" means collectively Bain Capital Fund V, L.P., Bain
         ----------
Capital Fund V-B, L.P., BCIP Associates, BCIP Trust Associates, L.P. and Randolph Street Partners.

        "Board" means the Company's Board of Directors.
         -----

        "Class" means each of the Vested Time Vesting Stock, the Unvested Time
         -----
Vesting Stock, the Vested Management Option Shares, the Unvested Management Option Shares, and the Rollover Stock.

        "Closing" means the closing of the Recapitalization.
         -------

        "Common Stock" means, collectively, Class A Common, Class B Common and
         ------------
Class L Common.

        "Competes" or "Competing" means, without the prior written consent of
         --------      ---------
the Company directly or indirectly, providing consultive service with or without pay, owning, managing, operating, joining, controlling, participating in, or being connected as a stockholder, partner or otherwise with any business, individual, partner, firm corporation or other entity that (i) is in competition with the Company or any Subsidiary or affiliate of the Company to the extent its products are similar or materially related to those of the Company or any Subsidiary or affiliate of the Company (including products under development by the Company or any Subsidiary of affiliate of the Company) or (ii) otherwise engages in any business in which the Company or any Subsidiary or affiliate of the Company is engaged or proposes to engage, in either case as of the Termination Date; provided that "Compete" and "Competing" will not mean being a
                                 -------       ---------
passive owner of not more than 2% of the outstanding stock of any class of a corporation which is publicly traded, so long as Executive has no active participation in the business of such corporation.

        "Employment Agreement" means the Employment Agreement, dated as of the
         --------------------
date hereof, between Executive and the Company, as amended and modified from time to time.

        "Executive Stock" means  all shares of Common Stock purchased pursuant
         ---------------
hereto and all shares of Common Stock otherwise owned or acquired by Executive, including the Management Option Shares and the Rollover Stock but excluding the Option Shares (as defined in the Option Agreement).

        "Expiration Date" means, with respect to any Management Option, the
         ---------------
date which is 30 days after the tenth anniversary of the date of this Agreement.

        "Fair Market Value" of each share of Common Stock means,
         -----------------

             (i) the average of the closing prices of the sales of the Common Stock on all securities exchanges on which Common Stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day Common Stock is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 3:00 P.M., Chicago time, or, if on any day Common Stock is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day; or

             (ii) if at any time Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the fair value of such security determined jointly in good faith by the Board and Executive; provided that if, within 60 days, the Board and Executive cannot so agree, then such value will be determined by an independent appraiser reasonably acceptable to the Board and Executive, which appraiser will submit to the

Board and Executive a written report setting forth such determination. If the Board and Executive are unable to so agree on an appraiser within 15 days after the end of such 60-day period, each of the Board and Executive will promptly select an independent appraiser and the two appraisers so selected by the Board and Executive will promptly select a third independent appraiser to determine the Fair Market Value based upon information provided by the Company and Executive. The appraiser appointed hereunder will allocate its costs and expenses incurred in determining Fair Market Value based upon the relative differences between each the Board's and Executive's respective determinations of Fair Market Value and such appraiser's determination of Fair Market Value.

        "Family Group" means Executive's spouse and descendants (whether
         ------------
natural or adopted) and any trust solely for the benefit of Executive and/or Executive's spouse and/or descendants.

        "Independent Third Party" means any Person who, immediately prior to
         -----------------------
the contemplated transaction, does not own in excess of 5% of the Common Stock on a fully diluted basis, who is not controlling, controlled by or under common control with any such 5% owner of the Common Stock and who is not the spouse or descendant (by birth or adoption) of any such 5% owner of the Common Stock; provided that in no event will Bain Capital, Inc. or any of its Affiliates be an Independent Third Party.

        "Investors" means collectively the Bain Group Members, the Sutter
         ---------
Group and Antares International Partners, Inc.; and "Investor" means any of the
                                                     --------
Investors individually.

        "Option Agreement" means the Option Agreement, dated as of the date
         ----------------
hereof, between Executive and certain investors named therein.

        "Original Cost" means, in the case of each share of Time Vesting
         -------------
Stock, $0.235, and in the case of each Management Option Share, the applicable Management Option Price (in each case as proportionally adjusted for all stock splits, stock dividends and other recapitalizations affecting such shares subsequent to the date hereof).

        "Other Executives" means the individuals who have executed or will
         ----------------
execute Other Executive Stock Agreements with the Company.

        "Other Executive Stock" means the "Executive Stock" as defined in all
         ---------------------
Other Executive Stock Agreements.

        "Other Executive Stock Agreements" means the Executive Stock
         --------------------------------
Agreements (other than this Agreement) by and between the Company and certain other executives of the Company, as amended and modified from time to time.

        "Person" means an individual, a partnership, a joint venture, a
         ------
corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

        "Plan" has the meaning set forth in the preamble.
         ----

        "Public Company" means a company any of whose securities are
         --------------
registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act.

        "Public Offering" means an initial public offering and sale of the
         ---------------
Common Stock pursuant to an effective registration statement under the 1933 Act.

        "Public Sale" means any sale of Common Stock to the public pursuant to
         -----------
an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 (other than Rule 144(k) prior to the time the Company is a Public Company) adopted under the 1933 Act.

        "Recapitalization Agreement" means the Recapitalization Agreement,
         --------------------------
dated as of the date hereof, among the Company, the Bain Group and the Sellers named therein.

        "Sale of the Company" means any transaction involving the Company and
         -------------------
an Independent Third Party or affiliated group of Independent Third Parties pursuant to which such party or parties acquire (i) a majority of the outstanding shares of capital stock of the Company entitled to vote generally in the election of the Board (whether by merger, consolidation or sale or Transfer of the Company's capital stock) or (ii) all or substantially all of the Company's assets determined on a consolidated basis.

        "Securities Exchange Act" means the Securities Exchange Act of 1934,
         -----------------------
as amended from time to time.

        "Subsidiary" means any corporation of which shares of stock having a
         ----------
majority of the general voting power in electing the board of directors are, at the time as of which any determination is being made, owned by the Company either directly or through its Subsidiaries.

        "Sutter Group" means collectively Sutter Hill Ventures and certain
         ------------
other investors affiliated therewith.

        "Termination Date" means the date that Executive ceases to be employed
         ----------------
by the Company or any of its Subsidiaries for any reason.

                                 MISCELLANEOUS

        13. Notices.  Any notice provided for in this Agreement must be in
            -------
writing and must be personally delivered, received by certified mail, return receipt requested, or sent by guaranteed overnight delivery service, to the Investors at the addresses indicated in the Company's records and to the other recipients at the address indicated below:

     To the Company:

          Therma-Wave, Inc.
          1250 Reliance Way
          Fremont, California 94539
          Attn:  President

     With a copy to:

          Bain Capital, Inc.
          Two Copley Place
          Boston, Massachusetts 02116
          Attn:  Adam W. Kirsch
                 David Dominik

     and

          Kirkland & Ellis
          200 East Randolph Drive
          Chicago, Illinois 60601
          Attn:  Jeffrey C. Hammes
                 Stephen L. Ritchie

     To Executive:

          Anthony W. Lin
          3321 Middlefield Road
          Palo Alto, California 94306

or such other address or to the attention of such other person as the recipient party will have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered or mailed.

        14. Severability.  Whenever possible, each provision of this Agreement
            ------------
will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

        15. Complete Agreement.  This Agreement embodies the complete agreement
            ------------------
and understanding among the parties and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. Without limiting the foregoing, all existing stock option agreements between the Company and/or the Company's existing stockholders and Executive are hereby cancelled and terminated.

        16. Counterparts.  This Agreement may be executed in separate
            ------------
counterparts, each of which will be deemed to be an original and all of which taken together will constitute one and the same agreement.

        17. Successors and Assigns; Transfer.  This Agreement is intended to
            --------------------------------
bind and inure to the benefit of and be enforceable by Executive, the Company, the Investors, and their respective successors and assigns, provided that Executive may not assign any of his rights or obligations, except as expressly provided by the terms of this Agreement. Prior to Transferring any shares of Executive Stock (other than in a Public Sale or any Approved Sale) to any person or entity, Executive will cause the prospective transferee to execute and deliver to the Company and the Other Stockholders an agreement containing the rights and restrictions set forth herein with respect to such shares of Executive Stock.

        18. Governing Law.  The corporate law of the State of Delaware will
            -------------
govern all questions concerning the relative rights of the Company and its stockholders. All other issues concerning the enforceability, validity and binding effect of this Agreement will be governed by and construed in accordance with the laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of California.

        19. Remedies.  The parties hereto acknowledge and agree that money
            --------
damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto will have the right to injunctive relief, in addition to all of its other rights and remedies at law or in equity, to enforce the provisions of this Agreement.

        20. Arbitration.
            -----------

        (a) Arbitration.  In the event of disputes between the parties with
            -----------
respect to the terms and conditions of this Agreement, such disputes will be resolved by and through an arbitration proceeding to be conducted under the auspices of the American Arbitration Association (or any like organization successor thereto) at Los Angeles, California. Such arbitration proceeding will be conducted in as expedited a manner as is then permitted by the commercial arbitration rules (formal or informal) of the American Arbitration Association, and the arbitrator or arbitrators in any such arbitration will be persons who are expert in the subject matter of the dispute. Both the foregoing agreement of the parties to arbitrate any and all such claims, and the results, determination, finding, judgment and/or award rendered through such arbitration, will be final and binding on the parties hereto and may be specifically enforced by legal proceedings. The parties agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may, in his or its sole discretion, ask for specific performance and/or injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

        (b) Procedure.  Such arbitration may be initiated by written notice
            ---------
from either party to the other which will be a compulsory and binding proceeding on each party. The arbitration will be conducted before a panel of arbitrators selected in accordance with the rules of the American Arbitration Association. The costs of said arbitrators and the arbitration will be borne equally by the parties to the arbitration; provided that the Company will reimburse Executive for all reasonable travel costs incurred by Executive in connection with such arbitration. Each party will bear separately the cost of their respective attorneys, witnesses and experts in connection with such arbitration. Time is of the essence of this arbitration procedure, and the arbitrators will be instructed and required to render their decision within ten (10) days following completion of the arbitration.

        21. Effect of Transfers in Violation of Agreement.  The Company will not
            ---------------------------------------------
be required (a) to transfer on its books any shares of Executive Stock which have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares of Executive Stock, to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares of Executive Stock have been transferred in violation of this Agreement.

        22. Amendments and Waivers.  Any provision of this Agreement may be
            ----------------------
amended or waived only with the prior written consent of the Company and the members of the Bain Group who hold 80% of the Common Stock held by the Bain Group as of the Closing, and Executive; provided, however, that in the event that such amendment or waiver would materially and adversely affect an Investor or a group of Investors in a manner different than any other Investor, then such amendment or waiver will require the consent of such Investor or a majority of the Common Shares held by such group of Investors adversely affected.

        23. Third Party Beneficiaries.  The parties hereto acknowledge and agree
            -------------------------
that the Investors are third party beneficiaries of this Agreement. This Agreement will inure to the benefit of and be enforceable by the Investors and their respective successors and assigns.

        24. Therma-Wave, Inc. 1997 Stock Purchase and Option Plan.  The grant of
            -----------------------------------------------------
Management Stock Options hereunder is pursuant to and subject to all of the terms and conditions of the Plan.


                                 *  *  *  *  *

          IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.


                              THERMA-WAVE, INC.


                              -----------------------------------
                              By:
                              Its:



                               -----------------------------------
                               Anthony W. Lin



Anthony W. Lin Executive Stock Agreement